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                  CARROLS HOLDINGS CORPORATION

                1994 DIRECTORS' STOCK OPTION PLAN



     1. Purpose. The purpose of this Plan is to advance the interests of Carrols Holdings Corporation (the "Company"), by providing an additional incentive to attract and retain non-employee directors of the Company and to foster the commonality of their interest with those of the general shareholders.

     2. Definitions. As used herein, the following terms shall have the meaning indicated:

          (a) "Annual Meeting Date" shall mean 5:00 p.m. on the date of the annual meeting of the Company's shareholders at which the Directors are elected.

          (b)  "Board" shall mean the Company's Board of Directors.

          (c)  "Change of Control" shall mean:

                    (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transactions cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                    (ii) if the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                    (iii) if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

          (d)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Common Stock" shall mean the Common Stock, par value $.01 per share of the Company.

          (f) "Dilutive Securities" shall mean any security which can be exchanged or converted into Common Stock where such action would result in proceeds to the Company which are less than the Fair
                     Market Value of the Common Stock multiplied by the number
of new
               Shares to be issued.

          (g)  "Director" shall mean a member of the Board.

          (h) "EBITDA" shall mean earnings excluding any extraordinary or unusual items and before interest, income taxes, depreciation and amortization.

          (i) "Eligible Director" means any person who is a member of the Board and who is not an employee, full time or part time, of the Company.

          (j) "Fair Market Value" of the Common Stock on any reference date shall be the greatest of a, b, or c: (a) EBITDA multiplied by
               6.25 less the sum of (the average of the balance of non-trade debt, preferred stock including dividends in arrears, and non-current trade payables as of the end of each of the last four fiscal quarters) increased by proceeds available or that would be available as a result of the exercise or conversion of Dilutive Securities then divided by the average number of the Company's Common Stock outstanding including Common Stock which would be issued in conjunction with Dilutive Securities (b) the quoted market closing price of the stock on the referenced day if the shares are publicly traded and (c) $4.00 per share adjusted for any stock splits, stock dividends or any transaction having a similar effect in accordance with Section 9 hereof.

          (k) "Initial Grant Date" means the later of April 1, 1994 or the date upon first becoming an Eligible Director.

          (l) "Option" (when capitalized) shall mean an Option granted under this Plan.

          (m) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an Option.

          (n) "Optionee" shall mean a person to whom an Option is granted or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

          (o) "Plan" shall mean this 1994 Directors' Stock Option Plan for the Company as herein set forth and as amended from time to time.

          (p)  "Share" shall mean a share of the Common Stock.

     3. Shares and Options. Subject to Section 9 of this Plan,the Company may grant to Optionees, from time to time, Options to purchase an aggregate of up to One Hundred Thousand (100,000) Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

           4.   Grants of Options.

          (a) Each Eligible Director shall receive a grant of an Option to purchase 5,000 Shares on the Initial Grant Date.

          (b) In addition, each Eligible Director shall receive a grant of an Option to purchase an additional 1,000 Shares on each anniversary date of the Initial Grant Date.

          (c) Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Board may determine.

     5. Exercise Price. The exercise price per Share of any Option shall be the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

     6. Exercise of Option. An Option shall be deemed exercised when (i) the Company has received written notice specifying the number of shares subject to such exercise in accordance with the terms of the Option (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal, state or local tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or such other mode of payment as the Committee may approve. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 9 hereof.

     7. Exercise Schedule for Options. Each Option granted hereunder shall vest and be exercisable equally over a three year period from the date of grant. Thereafter, such Option shall be exercisable in full. The expiration date of an Option shall be ten years from the date of grant of the Option.

     8. Termination of Option Period. The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

          (i) Expiration of three months from the date the Optionee ceases to be a Director of the Company;

          (ii) Immediately following a finding by the Committee,   after full
consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his duties to the Company, has willfully or negligently failed to perform his duties or has been engaged in disloyalty to the Company. (In such event, in addition to immediate termination
      of the Option, the Optionee shall automatically forfeit all Option Shares for
any exercised portion of the Option for which the Company has not yet delivered the share certificates to the Optionee upon refund by the Company of the Option Price paid by the Optionee);

          (iii)  The date, if any, set by the Committee as an      accelerated
expiration date in the event of the merger, consolidation, reorganization, liquidation or dissolution of the Company or a Change of Control.

     9.   Adjustment of Shares.

          (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

               (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

               (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

          (b) Except as otherwise expressly provided herein, the issuance by the Company of shares of its Common Stock of any class, or securities convertible into shares of Common Stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

          (c) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     10. Non-Transferability of Options. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and, subject to the terms of the Option Agreement, each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

     11. Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any Federal, state or local law, rule or regulation including, but not limited to, the following:

          (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, the distribution or sale of any such Shares; and

          (ii) a representation, warranty, and/or agreement to be bound by any legends on the Share certificates and which, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares.

     12. Administration of the Plans. The Plan shall be administered by the Board, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan, provided that the Eligible Directors shall not have any discretion with respect to the grant of options under the Plan or the power to modify the Plan.

     13. Interpretation. If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determination and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. This Plan shall be governed by the laws of the State of Delaware. The Plan shall be construed to comply with all applicable law, and to avoid liability to the Company or the Optionee. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

     14.  Term of Plan; Amendment and Termination of the Plan.

          (a) This Plan shall become effective upon approval of the Plan by the Shareholders of the Company, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option under this Plan shall be granted after 10 years from the Effective Date.

          (b) The Board may from time to time amend, terminate or suspend the Plan or any Option; provided, however, that, except to the extent provided in
Section 9, no such amendment may (i) without approval by the Company's shareholders, increase the number of Shares reserved for Options or change the class of persons eligible to receive Options or involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Securities Act of 1933, as amended, (ii) permit the granting of Options that expire beyond the maximum ten year period described in Section 7, (iii) extend the termination date of the Plan as set forth in Section 14(a), or (iv) give the Directors discretion with respect to the grant of Options and, provided, further, that,
      except to the extent otherwise specifically provided in Section 8, no amendment,
termination or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee. Any termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated.

          (c) Notwithstanding anything else contained herein, the provisions of this Plan which govern the number of Options to be awarded to Eligible Directors, the exercise price per Share under each such Option, when and under what circumstances an Option will be granted and the period within which each Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes to the Code, or the rules promulgated thereunder, and under the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

     15. Entire Agreement. This Plan and the Option Agreement constitute the entire agreement with respect to the subject matter hereof, provided that in the event of any inconsistency between the Plan and the Option Agreement, the terms and conditions of this Plan shall control.

     Executed on this      day of              ,  1994.

                              CARROLS HOLDINGS CORPORATION


                              BY: _________________________

                                  Name:
                                  Title:

















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